                               POWER OF ATTORNEY

        The undersigned constitutes and appoints each of Ryan Martin, Mark
Frost, Steven J. Gavin, James R. Brown and Luisa F. Patoni, or any of them signing singly, and with full power of substitution, the undersigned's true and lawful attorney-in-fact to:

    1.  Prepare, execute in the undersigned's name and on the undersigned's behalf, and submit to the U.S. Securities and Exchange Commission (the
        "SEC") a Form ID and the Form ID Confirming Statement, including amendments thereto, and any other document necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required by Section 16(a) of the
        Securities Exchange Act of 1934 or any rule or regulation of the SEC;

    2.  Execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of Fathom Digital Manufacturing
        Corporation (the "Company"), Forms 3, 4 and 5 in accordance with Section
        16(a) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder and to file the same with all exhibits thereto, and other documents in connection therewith, with the
        SEC, the Company and any stock exchange on which any of the Company's securities are listed, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each act and thing requisite and necessary to be done under said Section 16(a), as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

    3.  Take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of
        Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-
        fact's discretion.

        The undersigned hereby grants to the attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or evocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

        This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file a Form ID, Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 17th day of December, 2021.

                                        /s/ John May
                                        -------------------------
                                        Name:  John May

                               POWER OF ATTORNEY

        CORE Industrial Partners Fund I, LP ("Core") constitutes and appoints each of Ryan Martin, Mark Frost, Steven J. Gavin, James R. Brown and Luisa F.
Patoni, or any of them signing singly, and with full power of substitution,
Core's true and lawful attorney-in-fact to:

    1.  Prepare, execute in Core's name and on Core's behalf, and submit to the
        U.S. Securities and Exchange Commission (the "SEC") a Form ID and the
        Form ID Confirming Statement, including amendments thereto, and any other document necessary or appropriate to obtain codes and passwords enabling Core to make electronic filings with the SEC of reports required by Section 16(a) of the Securities Exchange Act of 1934 or any
        rule or regulation of the SEC;

    2.  Execute for and on behalf of Core, in Core's capacity as an officer and/or director of Fathom Digital Manufacturing Corporation (the
        "Company"), Forms 3, 4 and 5 in accordance with Section 16(a) of the
        Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder and to file the same with all exhibits thereto, and other documents in connection therewith, with the SEC, the Company and any stock exchange on which any of the Company's securities are listed, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each act and thing requisite and necessary to be done under said Section 16(a), as fully and to all intents and purposes as Core might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

    3.  Take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, Core, it being understood that the documents executed by such attorney-in-fact on behalf of Core pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-
        fact may approve in such attorney-in-fact's discretion.

        Core hereby grants to the attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as Core might or could do if personally present, with full power of substitution or evocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-
fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. Core acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of Core, are not assuming, nor is the Company assuming, any of
Core's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

        This Power of Attorney shall remain in full force and effect until Core is no longer required to file a Form ID, Forms 3, 4 and 5 with respect to Core's holdings of and transactions in securities issued by the Company, unless earlier revoked by Core in a signed writing delivered to the foregoing attorney-in-fact.

        IN WITNESS WHEREOF, Core has caused this Power of Attorney to be executed as of this 27th day of December, 2021.

                                  CORE INDUSTRIAL PARTNERS FUND I, LP

                                  BY:  CORE INDSUTRIAL FUND PARTNERS GP I, LLC

                                        By: /s/John May
                                            ---------------------
                                        Name:  John May
                                        Title: Authorized Person

                               POWER OF ATTORNEY

        CORE Industrial Partners Fund I Parallel, LP ("Core") constitutes and appoints each of Ryan Martin, Mark Frost, Steven J. Gavin, James R. Brown and
Luisa F. Patoni, or any of them signing singly, and with full power of substitution, Core's true and lawful attorney-in-fact to:

    1.  Prepare, execute in Core's name and on Core's behalf, and submit to the
        U.S. Securities and Exchange Commission (the "SEC") a Form ID and the
        Form ID Confirming Statement, including amendments thereto, and any other document necessary or appropriate to obtain codes and passwords enabling Core to make electronic filings with the SEC of reports required by Section 16(a) of the Securities Exchange Act of 1934 or any
        rule or regulation of the SEC;

    2.  Execute for and on behalf of Core, in Core's capacity as an officer and/or director of Fathom Digital Manufacturing Corporation (the
        "Company"), Forms 3, 4 and 5 in accordance with Section 16(a) of the
        Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder and to file the same with all exhibits thereto, and other documents in connection therewith, with the SEC, the Company and any stock exchange on which any of the Company's securities are listed, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each act and thing requisite and necessary to be done under said Section 16(a), as fully and to all intents and purposes as Core might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

    3.  Take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, Core, it being understood that the documents executed by such attorney-in-fact on behalf of Core pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-
        fact may approve in such attorney-in-fact's discretion.

        Core hereby grants to the attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as Core might or could do if personally present, with full power of substitution or evocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-
fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. Core acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of Core, are not assuming, nor is the Company assuming, any of
Core's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

        This Power of Attorney shall remain in full force and effect until Core is no longer required to file a Form ID, Forms 3, 4 and 5 with respect to Core's holdings of and transactions in securities issued by the Company, unless earlier revoked by Core in a signed writing delivered to the foregoing attorney-in-fact.

        IN WITNESS WHEREOF, Core has caused this Power of Attorney to be executed as of this 27th day of December, 2021.

                                   CORE INDUSTRIAL PARTNERS FUND I PARALLEL, LP

                                   BY:  CORE INDSUTRIAL FUND PARTNERS GP I, LLC

                                        By: /s/John May
                                            -----------------
                                        Name:  John May
                                        Title: Authorized Person

                               POWER OF ATTORNEY

        CORE Industrial Fund Partners GP I, LLC ("Core") constitutes and appoints each of Ryan Martin, Mark Frost, Steven J. Gavin, James R. Brown and
Luisa F. Patoni, or any of them signing singly, and with full power of substitution, Core's true and lawful attorney-in-fact to:

    1.  Prepare, execute in Core's name and on Core's behalf, and submit to the
        U.S. Securities and Exchange Commission (the "SEC") a Form ID and the
        Form ID Confirming Statement, including amendments thereto, and any other document necessary or appropriate to obtain codes and passwords enabling Core to make electronic filings with the SEC of reports required by Section 16(a) of the Securities Exchange Act of 1934 or any
        rule or regulation of the SEC;

    2.  Execute for and on behalf of Core, in Core's capacity as an officer and/or director of Fathom Digital Manufacturing Corporation (the
        "Company"), Forms 3, 4 and 5 in accordance with Section 16(a) of the
        Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder and to file the same with all exhibits thereto, and other documents in connection therewith, with the SEC, the Company and any stock exchange on which any of the Company's securities are listed, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each act and thing requisite and necessary to be done under said Section 16(a), as fully and to all intents and purposes as Core might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

    3.  Take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, Core, it being understood that the documents executed by such attorney-in-fact on behalf of Core pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-
        fact may approve in such attorney-in-fact's discretion.

        Core hereby grants to the attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as Core might or could do if personally present, with full power of substitution or evocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-
fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. Core acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of Core, are not assuming, nor is the Company assuming, any of
Core's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

        This Power of Attorney shall remain in full force and effect until Core is no longer required to file a Form ID, Forms 3, 4 and 5 with respect to Core's holdings of and transactions in securities issued by the Company, unless earlier revoked by Core in a signed writing delivered to the foregoing attorney-in-fact.

        IN WITNESS WHEREOF, Core has caused this Power of Attorney to be executed as of this 27th day of December, 2021.

                                        CORE INDUSTRIAL FUND PARTNERS GP I, LLC

                                        By: /s/John May
                                            ----------------------
                                        Name:  John May
                                        Title: Authorized Person